Exhibit 10.1
                        HOME PROPERTIES OF NEW YORK, INC.

                           PLACEMENT AGENCY AGREEMENT


February 25, 2002


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Home Properties of New York, Inc., a Maryland corporation (the "Company"), and Home Properties of New York, L.P., a New York limited partnership subsidiary of the Company (the "Operating Partnership"), confirm their agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together "Merrill Lynch" or the "Placement Agent"), for Merrill Lynch to act as exclusive placement agent for the Company with respect to the issue and sale by the Company to, and the purchase by, Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the "Fund"), of 306,372 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

     Pursuant to the Purchase Agreement between the Company and the Fund, the Shares will be issued by the Company to the Fund for an aggregate purchase price of $9,999,982.08 (the "Purchase Price"). In acting as the placement agent, Merrill Lynch will place the Shares with the Fund on a reasonable best efforts basis, acting as the Company's agent and not as a principal in the placement of the Shares. Merrill Lynch may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.

     1. Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership represent and warrant to the Placement Agent as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Placement Agent, as follows:

               (a) A registration statement on Form S-3 (File No. 333-52601), with respect to the Shares, including a prospectus, has been prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has been declared effective. The registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be prepared and, together with the prospectus included in the registration statement, will be filed pursuant to Rule 424(b) of the Securities Act Rules and Regulations on or before the second business day after the date
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          hereof (or such earlier time as may be required by the Securities Act
          Rules and Regulations). The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Rules and Regulations, is referred to herein as the "Prospectus." Copies of the Registration Statement and the Prospectus, any amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the Registration Statement and of each amendment thereto) have been delivered to the Placement Agent and its counsel. Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), and such copy shall be identical in content to any Prospectus delivered to the Placement Agent and furnished to the Fund for use in connection with the offering of the Shares to the Fund.

               (b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Placement Agent that was furnished to the Company by the Placement Agent specifically for use in the preparation thereof.

               (c) The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and/or the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), as applicable.

               (d) The consolidated financial statements of the Company, together with the related schedules and notes thereto, in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The

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          selected financial and statistical data in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, to the extent applicable, the pro forma financial statements of the Company, and the related notes thereto, in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the Securities Act Rules and Regulations.

               (e) To the best of the Company's and the Operating Partnership's knowledge, PricewaterhouseCoopers LLP, whose reports are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Act Rules and Regulations.

               (f) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries (as hereinafter defined) and the GP Entities (as hereinafter defined), taken as a whole (a "Material Adverse Effect")), and has full corporate power and authority necessary to own or hold its properties, assets and interests in its subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. Except as disclosed in the Prospectus, the Company owns no direct or indirect material equity or other beneficial interest in any corporation, partnership, joint venture or other business entity.

               (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of New York, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all partnership power and authority necessary to own or hold its properties, assets and interests in its subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Second Restated and Amended Agreement of Limited Partnership of the Operating Partnership, as amended (the "Operating Partnership Agreement"), is in full force and effect, and the aggregate percentage interests of the Company, Home Properties Trust, a wholly-owned Maryland real estate trust and qualified REIT subsidiary of the Company (the "QRS"), and the other third-party limited partners in the Operating Partnership are approximately 1%, 62% and 37%, respectively. To the extent the Shares are issued in accordance with this Agreement,
          (i) the percentage interest of the partners in the Operating Partnership will be adjusted accordingly and (ii) the Company will contribute the proceeds from the sale of the Shares to the QRS, which in turn will contribute such proceeds to the Operating Partnership in exchange for a number of units of limited partner interest equal to the number of Shares issued.

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               (h) The QRS has been duly formed and is validly existing as a real estate trust under the laws of the State of Maryland, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all power and authority necessary to own or hold its assets and to conduct the business in which it is engaged.

               (i) Each of the consolidated subsidiaries of the Company, including the Operating Partnership and the QRS, are listed on Schedule A hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Subsidiaries has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a Material Adverse Effect.

               (j) The Company and the Subsidiaries hold general partner or other controlling interests in an aggregate of 168 general or limited partnerships or other entities owning apartment communities and/or other real estate assets (the "GP Entities"). Each of the GP Entities has been duly incorporated or formed, as the case may be, and, to the knowledge of the Company, is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the GP Entities has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, except where the failure to have such power or authority would not have a Material Adverse Effect.

               (k) All of the issued and outstanding capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on Schedule B hereto, are wholly-owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (l) As of the date hereof, the Company has authorized capital stock consisting of 80 million shares of Common Stock, 10 million shares of preferred stock, par value $0.01 per share, and 10 million shares of excess stock, par value $0.01 per share, of which 24,968,808 shares of Common Stock (excluding any shares of Common Stock to be issued and sold to The Equity Focus Trusts - REIT Portfolio Series, 2002-A (the "Equity Focus Shares") on or about the date hereof) and 2,150,000 shares of preferred stock are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, conform to the description thereof in the Registration Statement and the Prospectus and have been offered and sold or exchanged by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws). None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company. The stockholders of the Company and the holders of interests in the Operating Partnership have no preemptive rights with respect to the issuance of the Shares.

               (m) The Shares will be, as of the Closing Date, duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company

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          pursuant to this Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Shares conform to the description thereof in the Registration Statement and the Prospectus.

               (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no change in the earnings, assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities, taken as a whole, which has had or would reasonably be expected to have a Material Adverse Effect, (B) there has been no casualty, loss, condemnation or other adverse event with respect to any property or interest therein owned, directly or indirectly, by the Company or any Subsidiary which has had or would reasonably be expected to have a Material Adverse Effect, (C) there have been no transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, taken as a whole, (D) except for regular quarterly distributions on the Common Stock which have been publicly announced through the date of this Agreement, regular quarterly distributions on the Company's preferred stock and regular quarterly distributions on the common and preferred units of the Operating Partnership, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any distribution by the Operating Partnership with respect to its common or preferred units, and (E) there has been no material increase in long-term debt or decrease in the capital of the Company, the Subsidiaries or the GP Entities, taken as a whole, other than in the ordinary course of their businesses.

               (o) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any litigation, action, suit or proceeding to which the Company or any of the Subsidiaries or any of their officers or directors is a party, or that any of their properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to have a Material Adverse Effect.

               (p) During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Registration Statement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $150 million.

               (q) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Securities Act or the Exchange Act or by the Securities Act Rules and Regulations and the Exchange Act Rules and Regulations that have not been so filed. All of the contracts to which any of the Company or the Subsidiaries is a party and which are material to the business and operations of the Company and the Subsidiaries, taken as a whole, (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief, or (ii) in the case of any contract to be executed on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity
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          enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief.

               (r) The Company and the Operating Partnership have full power and authority, corporate or otherwise, to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

               (s) The execution and performance of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company or the Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or the Subsidiaries is subject, except where such breach, violation or default would not have a Material Adverse Effect, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or the Subsidiaries or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries or any of their properties or other assets. No consent, approval, authorization or order of, filing with, or notice to any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as may be required under the Securities Act and applicable state securities, blue sky, or real estate syndication laws, if any, or pursuant to the listing requirements of the New York Stock Exchange ("NYSE"). The Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement.

               (t) The Company, the Subsidiaries and the GP Entities have complied in all material respects with all laws, regulations and orders applicable to them or their respective businesses. The Company, the Subsidiaries and the GP Entities are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of which would individually or in the aggregate have a Material Adverse Effect, and no other party under any such agreement or instrument to which the Company, the Subsidiaries or the GP Entities are a party is, to the knowledge of the Company, in default in any material respect thereunder. The Company, the Subsidiaries and the GP Entities are not in violation of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational documents, as the case may be. To the knowledge of the Company, no liability (financial or otherwise) exists for the Company or the Subsidiaries with respect to any GP Entity, except for those liabilities which would not have a Material Adverse Effect.

               (u) The Company and each of the Subsidiaries and the GP Entities have good and marketable title to all properties and assets owned by them, free and clear of all liens, charges, encumbrances, claims, restrictions or defects, except such as are (i) described in the Prospectus, (ii) not material in relation to the business or operations of the Company, the Subsidiaries and the GP Entities, taken as a whole, or (iii) with respect to the GP Entities, related to, or a consequence of, any commercially reasonable mortgage indebtedness on the properties or assets of such GP Entities. The Company, the Subsidiaries and the GP Entities have valid, subsisting and enforceable leases for the properties listed on Schedule C hereto as leased to the

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          Company, the Subsidiaries and the GP Entities, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company, the Subsidiaries and the GP Entities. All liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company, the Subsidiaries and the GP Entities which are required to be disclosed in the Prospectus are disclosed therein. No tenant under any of the leases pursuant to which the Company, the Subsidiaries or the GP Entities lease apartment units at their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company, the Subsidiaries and, to the knowledge of the Company, the GP Entities comply in all material respects with all applicable codes and zoning laws and regulations. The Company and the Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company, the Subsidiaries and the GP Entities. The Company and the Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company, the Subsidiaries or the GP Entities.

               (v) Except for those properties listed on Schedule D hereto, title insurance in favor of the Company and the Subsidiaries is maintained with respect to each of the properties described in the Prospectus in an amount at least equal to the cost of acquisition of such property.

               (w) Except as disclosed in the Registration Statement, the Prospectus and any amendment or supplement thereto, there are no mortgages or deeds of trust encumbering any of the properties. The mortgages encumbering the properties are not convertible into any equity securities of the Company or the Operating Partnership, nor does the Company or any of the Subsidiaries or the GP Entities hold a participating interest therein and, except as disclosed in the Registration Statement, the Prospectus and any amendment or supplement thereto, such mortgages are not cross-defaulted or cross-collateralized to any party other than the Company and the Subsidiaries.

               (x) Except as would not, singularly or in the aggregate, have a Material Adverse Effect, (i) there does not exist on any of the properties described in the Prospectus or in any document incorporated therein by reference any Hazardous Materials (as hereinafter defined) in unlawful quantities, (ii) there has not occurred on or off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, and (iii) the Company, the Subsidiaries and the GP Entities have not failed to comply with all applicable local, state and Federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials.

               As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S C. Section 6901, et seq.), and in the regulations adopted pursuant to each of the foregoing or by any Federal, state or local governmental authority having jurisdiction over the properties as described in the Prospectus.

               Except for three wholly owned properties, all of the properties of the Company and the Subsidiaries have been, and it is contemplated that all future acquisitions will be,

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          subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and follow-up investigations, if any, of the properties (including, as appropriate, asbestos, radon and lead surveys, additional public record review, subsurface sampling and other testing), of the properties have not revealed any environmental liability that the Company believes would have a Material Adverse Effect.

               (y) The Company has and maintains property and casualty insurance in favor of the Company and the Subsidiaries with respect to such entities and each of the properties owned, directly or indirectly, by the Company, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries or the GP Entities has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such properties.

               (z) No holder of outstanding shares of capital stock or securities in any Subsidiary, including units in the Operating Partnership, representing rights to acquire shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

               (aa) The Company has filed all Federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon (or otherwise due and payable), other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; and the Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company (except as otherwise described in the Prospectus). To the knowledge of the Company, there are no tax returns of the Company or any of the Subsidiaries or the GP Entities that are currently being audited by state, local or Federal taxing authorities or agencies which would have Material Adverse Effect.

               (bb) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Operating Partnership of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

               (cc) No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent or threatened.

               (dd) The Company and the Subsidiaries own, or are licensed or otherwise have the right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor any of the Subsidiaries has received any written notice or otherwise has actual knowledge after due inquiry of any infringement of rights of others or any other claims with respect to any material proprietary rights. The Company and the Subsidiaries hold all material permits from governmental authorities which are necessary to conduct their businesses and are in compliance with the terms and conditions of such permits.
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               (ee) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described or incorporated by reference into the Registration Statement and the Prospectus.

               (ff) None of the Company or the Operating Partnership, nor any of their respective trustees, directors, officers, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or which has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (gg) Commencing with the Company's taxable year ended December 31, 1994, the Company has been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). The proposed method of operation of the Company as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no present intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

               (hh) Each of the Company and the Subsidiaries is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

               (ii) The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

               (jj) The Company and the Subsidiaries maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (kk) Neither the Company nor any of the Subsidiaries, nor to the knowledge of the Company, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (ll) The Company has not distributed and, prior to the Closing Date, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act.

     2. Placement Agent Fees.

               (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Merrill Lynch a fee (the "Fee"), based upon the aggregate amount of the Shares sold, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee will equal to 5.125% of the Purchase Price.

               (b) On the date in which the Fund purchases the Shares from the Company in accordance with this Agreement (the "Closing Time"), the Company shall pay the Fee to Merrill Lynch in cash by wire transfer of immediately available funds to a bank account designated by Merrill Lynch.

     3. Covenants. The Company and the Operating Partnership, as the case may be, covenant and agree with the Placement Agent as follows:

               (a) The Company will cause the Prospectus Supplement to be filed as required by Section 1(a) hereof (but only if the Placement Agent or its counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Placement Agent promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Placement Agent promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, or of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Placement Agent's request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Placement Agent's opinion, may be necessary or advisable in connection with the Placement Agent's distribution of the Shares; and the Company will file no amendment or supplement to the Registration Statement or the Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Placement Agent or its counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; provided, however, the Placement Agent and its counsel hereby waive any objection to the filing of a prospectus supplement relating to the Equity Focus Shares.

               (b) The Company will advise the Placement Agent, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (c) The Company will comply with all requirements imposed upon it by the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which, in the opinion of the Placement Agent's counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Company will promptly notify the Placement Agent and will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (d) The Company will furnish to the Placement Agent copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and the Prospectus that are filed with the Commission during the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Placement Agent may from time to time reasonably request.

               (e) During the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act, the Company will furnish the Placement Agent with copies of filings of the Company under the Securities Act and the Exchange Act and with all other financial statements and periodic and special reports it distributes generally to the holders of any class of its capital stock.

               (f) The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act Rules and Regulations but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Rules and Regulations.

               (g) The Company will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to, cause or result in, or which has constituted or which might reasonably be expected to constitute, a violation of Regulation M under the 1934 Act, or the stabilization of the price of its capital stock to facilitate the sale or resale of any of the Shares.

               (h) The Company will use its best efforts to continue to meet the requirement to qualify as a REIT under the Code for each of its taxable years for so long as the board of directors deems it in the best interests of the Company's stockholders to remain so qualified.

               (i) The Company will use its best efforts to effect the listing of the Shares on the New York Stock Exchange.

               (j) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an "investment company," as such term is defined in the 1940 Act.

               (k) The Company and the Operating Partnership will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

     4. Payment of Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and each amendment thereto, (ii) the preparation and delivery to Merrill Lynch of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification, if required, of the Shares under securities or blue sky laws of such jurisdictions designated by Merrill Lynch or the notification with respect thereto required by any such jurisdiction including filing fees and the reasonable fees and disbursements of counsel for Merrill Lynch in connection therewith and in connection with the preparation of a blue sky survey and any supplement thereto,
(v) the printing and delivery to Merrill Lynch of copies of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares and (vii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE.

     If this Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or Section 9, the Company shall reimburse Merrill Lynch for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for Merrill Lynch.

     5. Conditions of Placement Agent's Obligations. The Placement Agent's obligation to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Time (as if made at the Closing Time), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) The Registration Statement shall have been declared effective under the Securities Act; the Prospectus shall have been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the Placement Agent's knowledge or the knowledge of the Company, threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Placement Agent and the Placement Agent's counsel.

               (b) The Placement Agent shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Placement Agent or the Placement Agent's counsel is material or omits to state a fact that in the opinion of the Placement Agent or its counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Placement Agent or the Placement Agent's counsel is material or omits to state a fact that in the opinion of the Placement Agent or the Placement Agent's counsel is material and is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

               (c) Except as contemplated in the Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated by reference into the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization (except in connection with the issuance of the Equity Focus Shares), short-term debt or long-term debt of the Company, or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect or any adverse change in the rating assigned to any securities of the Company, that, in the Placement

          Agent's judgment, makes it impractical or inadvisable (a) to commence or continue the offering of the common shares in the Fund to the public or (b) to enforce contracts for the sale of common shares in the Fund.

               (d) Nixon Peabody LLP, counsel for the Company, shall have furnished to the Placement Agent its written opinion, as counsel to the Company, addressed to the Placement Agent and dated the Closing Date, as to which for matters of Maryland law Clifford Chance Rogers & Wells LLP may rely upon, in form and substance satisfactory to the Placement Agent, to the effect that:

                    (i) Each of the Company, the Operating Partnership and the
               QRS has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered would not result in a Material Adverse Effect;

                    (ii) The Company has authorized capital stock as set forth in or incorporated by reference into the Prospectus. The Shares have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right under the charter documents of the Company or the laws of the State of Maryland, as the case may be. The issued and outstanding capital stock of the Company and the Shares conform, or will conform, in all material respects to the descriptions thereof contained in, or incorporated by reference into, the Registration Statement and the Prospectus. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE;

                    (iii) The Registration Statement has become effective under the Securities Act, the Prospectus Supplement has been filed as required by Section 2(a) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                    (iv) Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; it being understood that such counsel need express no opinion as to the financial statements, financial schedules or other financial or statistical data included in, or incorporated by reference into, the Registration Statement or the Prospectus;

                    (v) The descriptions in the Registration Statement and the
               Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown in all material respects; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described that are not described as required, in the Registration Statement or Prospectus;

                    (vi) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes the legal, valid and binding obligations of the Company and the Operating Partnership enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement or any filing under the Exchange Act incorporated therein by reference, except where such breach, violation or default would not have a Material Adverse Effect, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company, the Operating Partnership or the QRS, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or the QRS or any of their properties or other assets; and except as may be required under any securities or blue sky laws, no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained (or, with respect to filings, made) under the Securities Act or from the NYSE;

                    (vii) The disclosure contained in the Prospectus under the captions "Description of Capital Stock," "Certain Other Provisions of Maryland Law and Our Articles of Incorporation" and "Federal Income Tax Considerations," to the extent such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and are accurate in all material respects.

                    (viii) Commencing with the Company's taxable year ending
               December 31, 1994, the Company has been organized and operated in conformity with the requirements for qualification as a REIT under the Code, and its method of operation through the date of this letter and its proposed method of operation, will continue to enable it to meet the requirements for qualification and taxation as a REIT.

                    (ix) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of the Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which might reasonably be expected to have a Material Adverse Effect or to affect the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder.

                    (x) Neither the Company nor any of its Subsidiaries is an
               "investment company" or an entity "controlled" by an "investment company" within the meaning of the 1940 Act and the rules and regulations thereunder.

     Such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the Prospectus and participated in discussions with certain officers, trustees and employees of the Company, representatives of the independent accountants who examined the financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and such counsel has reviewed certain Company and Operating Partnership records and documents. While such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus (including any of the documents incorporated by reference therein except as set forth in opinion (vii) above), on the basis of such participation and review, nothing has come to such counsel's attention that would lead it to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which such counsel need not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which such counsel need not express any belief), at the time the Prospectus was issued, or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (e) Ann M. McCormick, Esq., General Counsel of the Company, shall have furnished to the Placement Agent her written opinion addressed to the Placement Agent and dated such Closing Date, in form and substance satisfactory to the Placement Agent, to the effect that:

                    (i) Each of the Subsidiaries (other than the Operating
               Partnership and the QRS) and the GP Entities has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a Material Adverse Effect;

                    (ii) The Company has authorized, issued and outstanding
               capital stock as set forth in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and all of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right under the charter documents of the Company, the laws of the State of Maryland or any contract to which the Company is a party, as the case may be. The Shares will not have been issued in violation of any preemptive or other similar right under any contract to which the Company is a party. Except as disclosed in the

               Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company (except in connection with the Equity Focus Shares), or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. No holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or otherwise registered by the Company under the Securities Act in connection with the issuance and sale of the Shares. All of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries has been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on Schedule A hereto, are wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                    (iii) The documents incorporated by reference in the
               Registration Statement and the Prospectus or any amendment or supplement thereto, when they became effective under the Securities Act or were filed with the Commission under the Securities Act or Exchange Act, as the case may be, complied as to form, in all material respects, with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                    (iv) There are no contracts or documents of a character (1)
               to be filed under the Exchange Act if upon such filing they would be incorporated by reference in the Registration Statement or the Prospectus or (2) to be filed as exhibits to the Registration Statement, that are not described and filed as required;

                    (v) The execution, delivery and performance of this
               Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which the Company, the Subsidiaries or the GP Entities are a party or by which they are bound or to which any of the property or other assets of the Company, the Subsidiaries or the GP Entities is subject, except where such breach, violation or default would not have a Material Adverse Effect,
               (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Subsidiaries (other than the Operating Partnership or the QRS) or the GP Entities, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Subsidiaries (other than the Operating Partnership or the QRS) or the GP Entities or any of their properties or other assets;

                    (vi) Neither the Company nor any of the Subsidiaries or the
               GP Entities is in violation of any term or provision of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation; where such violation or default would have a Material Adverse Effect; and

                    (vii) There is no litigation or governmental or other
               proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the GP Entities, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which might reasonably be expected to have a Material Adverse Effect or to affect the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder.

               (f) The Placement Agent shall have received from Clifford Chance Rogers & Wells LLP, the counsel to the Placement Agent, such opinion or opinions, dated the Closing Date, with respect to the validity of the Shares, the Registration Statement, the Prospectus and other related matters as the Placement Agent reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

               (g) At the Closing Date, the Placement Agent shall have received a letter, dated the date of delivery thereof, from PricewaterhouseCoopers LLP, the independent public accountants of the Company, in the form previously agreed to by the Placement Agent.

               (h) The Placement Agent shall have received from the Company a certificate, signed by the Chairman, the President, either of the Co-Chief Executive Officers, the Executive Vice President or a Senior Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                    (i) The representations and warranties of the Company in
               this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) No stop order suspending the effectiveness of the
               Registration Statement have been issued, and no proceeding for that purpose has been instituted or, to such officer's knowledge, is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction;

                    (iii) Since the effective date of the Registration
               Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

                    (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
               (b) neither the Company nor any of the Subsidiaries or the GP Entities has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus; and

                    (v) such other matters as the Placement Agent or its counsel may reasonably request.

               (i) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the NYSE, subject to official notice of issuance.

               (j) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Placement Agent or its counsel. The Company will furnish the Placement Agent with such conformed copies of such opinions, certificates, letters and other documents as the Placement Agent shall reasonably request and the Company shall furnish to the Placement Agent such further certificates and documents as the Placement Agent shall have reasonably requested.

               (k) Subsequent to the execution and delivery of this Agreement
          (i) no downgrading or adverse change shall have occurred in the rating accorded any security of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any security of the Company, that, in either event, makes it impractical or inadvisable, in the Placement Agent's judgment, (a) to commence or continue the offering of the common shares in the Fund to the public or (b) to enforce contracts for the sale of common shares in the Fund.

     6. Indemnification.

               (a) Indemnification of Placement Agent. Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any director, officer, employee or affiliate thereof, as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Operating Partnership shall be required under this subsection (a) (i) to indemnify Merrill Lynch with respect to any preliminary prospectus to the extent that any loss, claim, damage or expense of Merrill Lynch results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the Prospectus and which corrected Prospectus was furnished by the Company to Merrill Lynch but was not sent or given by Merrill Lynch to the purchaser of the Shares at or prior to the written confirmation of such sale;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided any such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred
               (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
               (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

               (b) Indemnification of Company, Directors and Officers. The Placement Agent severally agrees to indemnify and hold harmless the Company and the Operating Partnership, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any officer, director, trustee, employee or affiliate thereof, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

               (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to
          Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and Merrill Lynch on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of Merrill Lynch on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Operating Partnership on the one hand and Merrill Lynch on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by Merrill Lynch.

     The relative fault of the Company and the Operating Partnership on the one hand and Merrill Lynch on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by Merrill Lynch and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership and Merrill Lynch agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, Merrill Lynch shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares placed by it exceeds the amount of any damages which Merrill Lynch has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls Merrill Lynch within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Merrill Lynch, and each director of the Company and each officer of the Company and the Operating Partnership who signed the Registration Statement, and each person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. For purposes of this Section 7, the Company and the Operating Partnership shall be deemed one party, jointly and severally liable for any obligations hereunder.

     8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Merrill Lynch or controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of the Shares to the Fund.

     9. Termination of Agreement. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and any of the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of the Securities Dealers, Inc. or any other governmental or industry authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (a) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 8, and 12 shall survive such termination and remain in full force and effect.

     10. Notices. All notices or communications hereunder shall be in writing and if sent to the Placement Agent shall be mailed, delivered, telexed or telecopied and confirmed to the Placement Agent in care of Merrill Lynch at North Tower, 4 World Trade Center, New York, NY 10080, Attention: Conrad Rubin (with copy to Timothy W. Korth, Esq., c/o Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166), or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to Ann M. McCormick, Esq., c/o the Company at 850 Clinton Square, Rochester, New York 14604 (with copy, which shall not constitute notice, to Deborah McLean Quinn, Esq., c/o Nixon Peabody LLP, 1300 Clinton Square, Rochester, New York 14604). Any party to this Agreement may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose.

     11. Parties. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Placement Agent and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

     12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Placement Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Operating Partnership and the Placement Agent.

                                    Very truly yours,

                                    HOME PROPERTIES OF NEW YORK, INC.


                                         By:/s/David P. Gardner
                                             -----------------------------------
                                              Name:  David P. Gardner
                                              Title: SVP and CFO


                                    HOME PROPERTIES OF NEW YORK, L.P.

                                    By: Home Properties of New York, Inc.,
                                          its general partner


                                         By:/s/David P. Gardner
                                             -----------------------------------
                                              Name:  David P. Gardner
                                              Title: SVP and CFO


ACCEPTED as of the date first above
written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED


By:/s/Scott Eisen
    ----------------------------------------
     Name:  Scott Eisen
     Title: Vice President

                                   SCHEDULE A
                                   ----------

                                  SUBSIDIARIES

Home Properties of New York, L.P.         New York limited partnership 1% owned
                                          by Home Properties of New York, Inc.
                                          ("HME"); 62% owned by Home Properties
                                          Trust

Home Properties Trust                     Maryland real estate trust 100% owned
                                          by HME

Home Properties Management, Inc.          Maryland Corp. Home Properties of New
                                          York, L.P. ("OP") owns the non-voting
                                          shares (95% of total shares)/Nelson
                                          and Norman Leenhouts own the voting
                                          shares (5% of total shares)

Home Properties Resident Services, Inc.   Maryland Corp. OP owns the non-voting
                                          shares (99% of total shares)/Nelson
                                          Leenhouts and Norman Leenhouts own the
                                          voting shares (1% of total shares)

NOTE: The operations of Home Properties Management, Inc. and Home Properties Resident Services, Inc. are not consolidated with those of the Company.


Home Properties Blackhawk, L.P.                                     New York
Valley Park South Partnership                                       New York
HME/Fairways at Village Green                                       New York
P-K Partnership                                                     Pennsylvania
Sherry Lake Associates                                              New York
Home Properties/Fairways at Village Green                           New York
Home Properties Canterbury No. 1 Limited Partnership                Maryland
Home Properties Canterbury No. 2 Limited Partnership                Maryland
Home Properties Canterbury No. 3 Limited Partnership                Maryland
Home Properties Gateway Village Limited Partnership                 Maryland
Home Properties of Newark Limited Partnership                       Maryland
Home Properties Owings Run Limited Partnership                      Maryland
Home Properties Owings Run 2 Limited Partnership                    Maryland
Home Properties Shakespeare Park Limited Partnership                Maryland
Home Properties/Olde Mill                                           New York
Home Properties Southern Meadows, Inc.                              New York
Perinton Development Corp.                                          New York


LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                                          Michigan
Carriage Park Associates, LLC                                       Michigan
Century Investors, LLC                                              New York
Cherry Hill Village Venture, LLC                                    Michigan

The Colony of Home Properties, LLC                                  New York
Curren Terrace, LLC                                                 New York
Deerfield Woods Home Properties LLC                                 Michigan
Home Properties Bayberry Place, LLC                                 New York
Home Properties Bonnie Ridge LLC                                    Maryland
Home Properties Broadlawn, LLC                                      New York
Home Properties Canterbury No. 4, LLC                               Maryland
Home Properties Carriage Hill, LLC                                  Virginia
Home Properties Carriage House LLC                                  Maryland
Home Properties Castle Club, LLC                                    New York
Home Properties Colonies, LLC                                       New York
Home Properties Country Village LLC                                 Maryland
Home Properties Courtyard Village, LLC                              New York
Home Properties Cypress Place LLC                                   New York
Home Properties of Devon, LLC                                       New York
Home Properties Elmwood Terrace, LLC                                Maryland
Home Properties Falcon Crest Townhouses, LLC                        Maryland
Home Properties Golf Club, LLC                                      New York
Home Properties Hampton Court, LLC                                  New York
Home Properties Hauppauge, LLC                                      New York
Home Properties Lake Grove, LLC                                     New York
Home Properties Manor, LLC                                          New York
Home Properties Mansion House, LLC                                  New York
Home Properties Maple Lane I, LLC                                   New York
Home Properties Maple Lane II, LLC                                  New York
Home Properties Maryland, LLC                                       Maryland
Home Properties Maryland II, LLC                                    Maryland
Home Properties Maryland III, LLC                                   Maryland
Home Properties Maryland IV, LLC                                    Maryland
Home Properties Meadows, LLC                                        New York
Home Properties Michigan Management, LLC                            Michigan
Home Properties Morningside Heights LLC                             Maryland
Home Properties Morningside North, LLC                              Maryland
Home Properties Morningside Six, LLC                                Maryland
Home Properties Orleans Village, LLC                                New York
Home Properties Parkview Gardens, LLC                               New York
Home Properties Pavilion, LLC                                       Maryland
Home Properties Pines of Perinton, LLC                              New York
Home Properties Racquet Club East, LLC                              New York
Home Properties Rolling Park, LLC                                   Maryland
Home Properties Sandalwood, LLC                                     New York
Home Properties Seminary Hills, LLC                                 Virginia
Home Properties Seminary Towers, LLC                                Virginia
Home Properties Selford Townhouses, LLC                             Maryland
Home Properties Sherwood Gardens, LLC                               New York
Home Properties South Bay Manor, LLC                                New York
Home Properties Southern Meadows, LLC                               New York
Home Properties Tamarron, LLC                                       Maryland
Home Properties Timbercroft I, LLC                                  Maryland
Home Properties Timbercroft III, LLC                                Maryland
Home Properties Trexler Park, LLC                                   New York

Home Properties Virginia Village, LLC                               New York
Home Properties Wellington, LLC                                     New York
Home Properties William Henry, LLC                                  New York
Home Properties William Henry II, LLC                               New York
Home Properties William Henry III, LLC                              New York
Home Properties WMF I, LLC                                          New York
Home Properties Woodholme Manor, LLC                                New York
Macomb Apartments Home Properties, LLC                              Michigan
Royal Gardens Associates, LLC                                       New York
Woodgate Place Associates, LLC                                      New York

                                   SCHEDULE B
                                   ----------


Home Properties Management, Inc.           Nelson and Norman Leenhouts each own
                                           five voting shares (or 2.5% each).

Home Properties Resident Services, Inc.    Nelson Leenhouts and Norman Leenhouts
                                           each own 24 voting shares (or 0.5%
                                           each).

                                   SCHEDULE C
                                   ----------

Raintree Island Apartments                        Buffalo, New York

<

                                   SCHEDULE D
                                   ----------



Northgate Manor, Rochester, New York                      224 Units
Harborside Manor, Syracuse, New York                      281 Units
Village Greene, Syracuse, New York                        448 Units
Westminster, Syracuse, New York                           240 Units
Emerson Square, Buffalo, New York                          96 Units
Paradise Lane at Raintree, Buffalo, New York              324 Units
1600 East Avenue, Rochester, New York                     164 Units
Woodgate Place, Rochester, New York                       120 Units

                                       29